SPY001 Phase 1 Results & Corporate Updates November 2024

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3 Agenda Introduction and Executive Summary Cameron Turtle, DPhil Chief Executive Officer SPY001 Phase 1 Interim Results Deanna Nguyen, MD SVP, Clinical Development Phase 2 Platform Trial in UC Sheldon Sloan, MD, MBE Chief Medical Officer Building the Leading IBD Portfolio Cameron Turtle, DPhil Chief Executive Officer Analyst Q&A Cameron Turtle, CEO Deanna Nguyen, SVP Sheldon Sloan, CMO Scott Burrows, CFO

Engineering for new heights in the treatment of IBD

Our approach

Next-generation monotherapies

Paradigm-changing combinations

Our pipeline

TARGET	PROGRAM[1]	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
α4β7	SPY001	■	■	✓ Phase 1 interim data delivered YE24	
TL1A	SPY002	■	■	Phase 1 interim data expected 1H25	
IL-23	SPY003	■	■	Phase 1 interim data expected 2H25	
α4β7 + TL1A	SPY120	■			
α4β7 + IL-23	SPY130	■			
TL1A + IL-23	SPY230	■			

[1]Spyre holds exclusive worldwide licensed rights for SPY001, SPY002, and SPY003 from Paragon Therapeutics, Inc. SPY003 license is restricted to IBD, all other program licenses are unrestricted as to indication.

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5 Spyre’s portfolio uniquely enables product profiles with potential superior efficacy and convenience Note: 1VEGA trial was not pbo-controlled. 0 1 2 3 4 5 6 20 40 60 80 Maintenance dosing interval (months) Pb o- ad ju st ed c lin ic al re m is si on (% ) Potential for Q3M & Q6M dosing profiles ILLUSTRATIVE SPY001 SPY002 SPY003 Potential to break the efficacy ceiling with combinationsSPY120 SPY130 SPY230 Potential for best-in- class efficacy with higher exposures Standard of care IBD biologics JNJ’4804 TNF+IL-23 combo (VEGA1)

6 Entyvio (vedolizumab) is the #1 product in IBD by share and is forecast to exceed $8B in sales by 2030 Source: 1EvaluatePharma consensus sales forecast October 2024; 2Takeda Full-year 2023 Earnings announcement; 3Casteele, N. V. et al. Aliment. Pharmacol. Ther. 56, 463–476 (2022); IV=Intravenous. SC=Subcutaneous. 0 2 4 6 8 10 Entyvio® Global sales (2014-30F)1 $B 2014 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30  Entyvio's sustained remission and unique gut-selective profile drives #1 U.S. brand share in IBD overall and in bio-naïve starts2  Entyvio’s leading safety and efficacy profile continues to be the benchmark in IBD × Sub-optimal profile with Q8W IV or Q2W SC maintenance dosing × Potential under-dosing in induction setting based on published exposure-response analysis3 IBD is a ~$20B market today, expected to grow to more than $30B by 20301

7 SPY001 is designed to be a next-generation α4β7 inhibitor Source: Data on file. Vedolizumab comparator refers to a mAb identical in sequence to vedolizumab synthesized by Spyre for research purposes. In NHP PK study, initial group size n=6 in NHP. Animals with suspected ADAs were excluded from half-life analysis; this did not impact the mouse study but resulted in n=5/cohort for SPY001 and n=3/cohort for vedolizumab at Day 49 of the NHP study. SPY001 and vedolizumab bind the same epitope of the α4β7 integrin SPY001 and vedolizumab potently inhibit MAdCAM-1 (gut) cellular adhesion SPY001 exhibits >3x the half-life of vedolizumab in NHPs SPY001 Vedolizumab 0.01 0.1 1 10 0 10 20 30 40 50 60 mAb Concentration (nM) % In hi bi tio n SPY001 t1/2 = ~22 days Vedolizumab t1/2 = ~6 days 0 7 14 21 28 35 42 49 1 10 100 1000 Days Se ru m C on c. ( μ g/ m L)α4 Subunit β7 Subunit SPY001 Epitope SPY001 is designed to match the validated biology of vedolizumab while optimizing its product profile

8 SPY001 Phase 1 objectives ≥35-day half-life enables ≥Q8W-12W SC maintenance dosing based on PK model1 Potential to address vedo’s slow onset of action with higher induction exposures2 Establish SPY001 has favorable safety profile and is well-tolerated3 Minimal to no impact on ADA rates vs vedolizumab4

SPY001 met or exceeded all Phase 1 objectives

- ✓ >90-day half-life far exceeds expectations and supports potential for both Q3M and Q6M SC maintenance dosing with a single injection
- ✓ PK supports a planned Ph2 induction regimen with higher exposures vs vedo (targets all patients in quartile 4), potentially increasing induction efficacy
- ✓ SPY001 demonstrated a favorable safety profile and was well-tolerated
- ✓ No apparent impact of ADAs on PK or PD observed[1]
- + SPY001 saturated α4β7 receptors after a single dose through ~12 weeks of available follow up, confirming expected target engagement
- + SPY001 drug product improvements achieved with 180 mg/mL citrate free formulation, supporting infrequent dosing in a low volume injector

Note: [1]ADA analysis pending, but no individual PK or PD profiles have been removed from the analysis due to apparent ADAs

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Interim SPY001 Phase 1 results Deanna Nguyen, SVP of Clinical Development

SPY001 interim data includes up to 4 months of follow up from ongoing Phase 1 trial (10/30/24 data cutoff)

Trial design elements

Design
- Double-blind, pbo-controlled, first-in-human trial
- Nested SAD and MAD cohorts

Population
- Healthy adult volunteers
- N=8/cohort (3:1 randomization)

Endpoints
- Primary: Safety
- Secondary: Pharmacokinetics, anti-drug antibodies (ADAs)
- Exploratory: Pharmacodynamic markers

Single ascending dose follow up

Dose	Follow up
300mg SC	~4 months
600 mg SC	~3 months
1000 mg SC	~2 months
1000 mg IV	~1 month
100 mg SC	~1 month

Multiple ascending dose follow up

Dose	Follow up
300 mg SC	~2 months
600 mg IV	~1 month

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12 Baseline demographics were well balanced across cohorts SD=standard deviation. 100 mg 300 mg 600 mg 1000 mg 1000 mg SAD Pooled 300 mg 600 mg MAD Pooled N= 8 8 8 8 8 40 8 8 16 Age, years Mean (SD) 52 (9) 46 (14) 54 (7) 40 (6) 36 (9) 46 (11) 45 (10) 38 (8) 41 (10) Female Percent 0% 13% 38% 25% 50% 25% 25% 13% 19% Weight, kg Mean (SD) 77 (8) 87 (17) 72 (17) 75 (9) 81 (9) 79 (13) 71 (12) 84 (10) 78 (13) BMI, kg/m2 Mean (SD) 26 (3) 27 (5) 25 (4) 26 (3) 28 (3) 26 (4) 24 (3) 28 (4) 26 (4)

13 Interim data show SPY001 was well tolerated with a favorable safety profile TEAE=treatment-emergent adverse events. TESAE=treatment-emergent serious adverse events. 1Injection site discomfort starting 6 hours after 4 SC injections and resolved 2 hours later without intervention. N (%) 100 mg 300 mg 600 mg 1000 mg 1000 mg SAD Pooled 300 mg 600 mg MAD Pooled N= 8 8 8 8 8 40 8 8 16 At least one TEAE 1 (13%) 3 (38%) 2 (25%) 3 (38%) 0 9 (23%) 2 (25%) 3 (38%) 5 (31%) At least one TESAE 0 0 0 0 0 0 0 0 0 At least one Drug-related AE1 0 0 0 1 (13%) 0 1 (3%) 0 0 0 At least one ≥Grade 2 TEAE 0 0 0 0 0 0 0 0 0

Interim data showed >90-day half-life, which far exceeds expectations (~4-fold vs published vedo half-life)

SPY001 simulated concentration-time profile



SPY001 300mg SC
Vedolizumab 300mg SC
Median +/- IQR
Serum Conc. (µg/mL)
100.0
10.0
1.0
0.1
0
8
16
24
32
40
48
Time (Wk)

Human half-life



SPY001
>90 days
VEDO
~25 days
~4-fold

Note: Human PK data in this presentation are derived from different clinical trials at different points in time, with differences in trial design and patient populations. No head-to-head clinical trials have been conducted. Vedolizumab PopPK simulation based on published PK parameters of vedolizumab, Rosario, M, et. al. (2015).

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SPY001 exhibits dose-proportional pharmacokinetics

SAD mean PK profiles



Mean Serum Conc. (µg/mL)
1000.0
100.0
10.0
1.0
0.1
100 mg SC (N=6)
300 mg SC (N=6)
600 mg SC (N=6)
1000 mg SC (N=6)
1000 mg IV (N=6)
$t_{1/2}$ > 100 days
$t_{1/2}$ = 91 days
0 2 4 6 8 10 12 14 16
Time (Wk)

Dose proportionality observed between 300 - 1000 mg[1]

MAD mean PK profiles



Mean Serum Conc. (µg/mL)
1000.0
100.0
10.0
1.0
0.1
300 mg SC (N=6)
0 2 4 6 8 10 12 14 16
Time (Wk)

Initial MAD PK consistent with SAD PK

Note: [1]Cohorts with sufficient follow up for dose proportionality assessment.

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16 Modeled Phase 2 induction exposures exceeded those of vedolizumab with all patients anticipated in quartile 4 Source: 1Casteele, N. V. et al. Aliment. Pharmacol. Ther. 56, 463–476 (2022); 2Vedolizumab FDA Clinical Pharmacology Review; PK simulation for comparator molecules based on published clinical data. Potential upside: Greater remission w/ higher exposure Phase 2 Induction human PK simulations 37% 31% 20% 12% Quartile 4 (41-100 µg/mL) Quartile 3 (32-41 µg/mL) Quartile 2 (25-32 µg/mL) Quartile 1 (2-25 µg/mL) +25% Vedolizumab Week 14 Deep Remission Rates in UC (%)1 By Week 6 trough concentration quartile Se ru m C on c. (µ g/ m L) Targeting all patients with W6 concentration in Quartile 4 SPY001 Vedolizumab 0 50 100 % p at ie nt s in Q 4 Vedo SPY001 ~25% ~100% FDA pharmacology review recommended testing higher vedo doses post-marketing with the aim to improve induction efficacy2 W6 Quartile 4 Median +/- IQR

Population PK modeling for SPY001 supports potential for both Q3M and Q6M maintenance dosing regimens

Maintenance human PK simulations



Induction
Maintenance
2-4x SC maintenance injections per year
Serum Conc. (µg/mL)
250
200
150
100
50
0
Vedo IV C_{trough}
0
12
24
36
48
60
Time (Wk)
SPY001 Q3M SC
SPY001 Q6M SC
Vedolizumab Q2W SC

Data on file, simulations represent median +/- interquartile range.

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SPY001 saturated α4β7 receptors through ~12-weeks of follow up after a single dose


% MAdCAM-1 Bound on CD4+ Memory T cells
% MAdCAM-1 Bound
CD4+ Memory T Cells
0
5
10
15
20
0
2
4
6
8
10
12
Time (Wk)
Placebo
300 mg SC
600 mg SC
1000 mg SC

Notes: Data shown are Mean +/- SD for each cohort at each visit; pooled placebo. (n): Placebo (2-6), SPY001 300 mg SC (5-6), SPY001 600 mg SC (6), SPY001 1000 mg SC (6). Data have been slightly offset for visualization.

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19 SPY001 Phase 1 interim results summary (10/30/24 cutoff) Potential for increased or accelerated induction efficacy by targeting all patients in the 4th quartile of vedo’s reported E-R relationship Ph2 induction dosing to test higher exposures Potential for as little as twice-yearly maintenance dosing in a single SC injection compared to 26 yearly SC injections for vedo Half-life of >90 days, far exceeding expectations Favorable safety profile across all dose levelsSPY001 was well tolerated Single dose of SPY001 saturated α4β7 receptors through available 12 weeks of follow up (inhibition still ongoing) PD markers demonstrated target engagement

Platform Phase 2 trial in ulcerative colitis Sheldon Sloan, CMO

A platform study provides an efficient mechanism to test multiple therapeutics in a single indication

Platform trial primer



Randomization of new intervention
Stopping of new intervention
Placebo (common control)
Treatment 1
Treatment 2
Treatment 3
Treatment 4
Treatment 5

Platform trials are built with a **master protocol to allow multiple therapies to be investigated in a single trial** with shared infrastructure and a common control

Key benefits

- Common control / comparators reduces sample size and cost
- Avoids multiple site startups and shutdowns
- Highly attractive to investigators and patients given favorable active-to-placebo ratios
- **Multiple ways to win in a single trial**

Source: Park, Jay JH, et al. JAMA 327.1 (2022): 67-74.

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Spyre's planned platform trial enables 6 placebo-controlled topline readouts of Spyre monos and combos

Design elements

Design

- Master protocol platform trial
- Double blind, placebo-controlled

Population

- Moderately-to-severely active ulcerative colitis
- N=~500

Key endpoints

- Primary: Clinical remission (W12)
- Secondary: Endoscopic improvement (W12), Clinical response (W12), Histological improvement (W12), Histologic-endoscopic improvement (W12)

Illustrative schematic

Pending regulatory feedback



R[1]
Placebo
SPY001 (α4β7)
SPY002 (TL1A)
SPY003 (IL-23)
SPY120 (α4β7 + TL1A)
SPY130 (α4β7 + IL-23)
SPY230 (TL1A + IL-23)

Platform design allows cohorts to be added over time. Anticipate initiating trial with Placebo and SPY001 arms in mid-2025 with subsequent arms to be added following clinical data, nonclinical data, and regulatory feedback

Notes: [1]Randomization among active arms; all arms may not start and finish simultaneously

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23 Comparison to other trials highlights potential advantage of designing a portfolio from the ground up w/ unified dosing Trial arm Induction (12W) Maintenance (through 26W) Placebo Q3M SPY001 Q3M SPY002 Q3M SPY003 Q3M SPY120 Q3M SPY130 Q3M SPY230 Q3M  Unified dosing intervals and formats enables blinded trial  Two IV induction doses  Q3M-Q6M SC chronic dosing  Clear approach to advance coformulation for Ph3 Trial arm Induction (12W) Maintenance (through 24W) Mono 1 Q4W Mono 2 Q2W Mono 3 Q8W Combo 1 Q2W Combo 2 Q4W × Unblinded, open label trial × Mix of IV, SC, and OBI routes of administration × Combos default to highest dosing frequency (Q2W or Q4W) × Unclear strategy to single product combination for Ph3 Example 3rd party platform trial2Planned platform trial1 Note: 1Pending regulator feedback; 2Inferred dosing regimen based on Clinicaltrials.gov posting and dosing regimens of individual agents in commercial or prior monotherapy clinical trial settings. OBI=on body injector

24 Platform design is attractive to patients and investigators with 6 ways to win at up to 40% lower cost 6 ways to win Including 3 optimized monotherapies & 3 paradigm-changing combinations Operational efficiency Up to 40% lower cost vs. individual Ph2 trials High enthusiasm With 3 combination arms and low placebo randomization rate 6 Startup activities underway with FPI anticipated in mid-2025, pending regulatory feedback

Building the Leading IBD Portfolio Cameron Turtle, CEO

SPY001 is our lead program given its potential for combination therapy & derisks portfolio dosing profile

SPY001 is an ideal backbone for combinations

- *Gut-selective MOA potentially limits combination immunosuppression safety risks*
- *Orthogonal MOA of two targeted agents may lead to enhanced efficacy*

SPY001	SPY002
Anti-trafficking	*Anti-cytokine*
α4β7	TL1A

SPY120

SPY001	SPY003
Anti-trafficking	*Anti-cytokine*
α4β7	IL-23

SPY130

SPY001 human $t_{1/2}$ derisks dosing profile for portfolio

- *SPY001 has the lowest NHP half-life among Spyre's portfolio of half-life extended mAbs*
- *α4β7 is a fully cell bound target with potential TMDD impact on half-life extension*

	SPY001	SPY002	SPY003
	Cell bound	*Cell bound & soluble*	*Soluble*
NHP $t_{1/2}$	22 days	24 days	30 days

*Expected **lower** human $t_{1/2}$* ⟷ *Expected **higher** human $t_{1/2}$*

Note: TMDD=target mediated drug disposition. Data on file for NHP half-lives.

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We are revising our dosing guidance across the portfolio to Q3M-Q6M maintenance dosing

	SPY001 (α4β7) Maintenance Profile	SPY002 (TL1A) Maintenance Profile	SPY003 (IL-23) Maintenance Profile
Prior guidance	~~Q8W-Q12W~~	~~Q8W-Q12W~~	Maintained
New guidance	**Q3M-Q6M**	**Q3M-Q6M**	**Q3M-Q6M**



$t_{1/2}$ (days)
22
>90
~4-fold
NHP
Human
24
~65
Q6M
~45
Q3M
NHP
Human targets
30
~60
Q6M
~45
Q3M
NHP
Human targets

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Spyre monotherapies and combinations have potential best-in-indication Q3M & Q6M dosing profile

Category	Benchmark	Annual injections[1]	Expected Annual Maintenance Dosing
SPYRE THERAPEUTICS Portfolio	SPY001	2 - 4x SC	Q3M-Q6M
	SPY002	2 - 4x SC	Q3M-Q6M
	SPY003	2 - 4x SC	Q3M-Q6M
	SPY120/130/230	2 - 4x SC	Q3M-Q6M
α4β7 Mono	Entyvio	26x SC	Q2W
TL1A Mono	Tulisokibart	13 - 26x SC	Q2-Q4W
IL-23 Mono	Skyrizi	6x OBI	Q8W
TNF Mono	Simponi *Black box*	12x SC	Q4W
Combos	JNJ'4804[2] *Probable black box*	12x SC	Q4W

Source: Product labels and disclosed clinical trials. [1]Annual injections after induction doses; [2]JNJ'4804 is Johnson and Johnson's combination of Simponi (anti-TNF) and Tremfya (anti-IL-23)

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29 Spyre’s portfolio uniquely enables product profiles with potential superior efficacy and convenience Note: 1VEGA trial was not pbo-controlled. 0 1 2 3 4 5 6 20 40 60 80 Maintenance dosing interval (months) Pb o- ad ju st ed c lin ic al re m is si on (% ) Potential for Q3M & Q6M dosing profiles ILLUSTRATIVE SPY001 SPY002 SPY003 Potential to break the efficacy ceiling with combinationsSPY120 SPY130 SPY230 Potential for best-in- class efficacy with higher exposures Standard of care IBD biologics JNJ’4804 TNF+IL-23 combo (VEGA1)

Catalyst rich 2025 planned with expected Ph1 readouts on TL1A and IL-23 programs and Ph2 platform initiation

	2024	2025	
SPY001 (α4β7)	☑ **Ph1 Interim data**		
SPY002 (TL1A)	❑ Ph1 Initiation	❑ **Ph1 Interim data**	
SPY003 (IL-23)		❑ Ph1 Initiation (1Q)	❑ **Ph1 Interim data**
Platform Phase 2			❑ Ph2 Initiation
External events			❑ **DUET-UC/CD Ph2b** *JNJ TNF + IL-23 combo trial*

Anticipated milestones as of November 12, 2024.

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Q&A